March 9, 2007

DREYFUS INSTITUTIONAL MONEY MARKET FUND
-Government Securities Series
-Money Market Series

SUPPLEMENT TO
STATEMENT OF ADDITIONAL INFORMATION
Dated May 1, 2006

The following information supplements and should be read in conjunction with the section of the Funds’ Statement of Additional Information entitled “DESCRIPTION OF THE FUNDS - Certain Portfolio Securities – Repurchase Agreements .”

Each series of the Fund may engage in repurchase agreement transactions that are collateralized by U.S. Treasury bills, notes, or bonds, U.S. Government Agency securities (which are deemed to be “collateralized fully” pursuant to Rule 5b-3 under the 1940 Act) or corporate bonds, asset-backed securities, and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality (“Credit Collateral”) as well as bank-related money market instruments. Transactions that are collateralized fully enable each series of the Fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with Credit Collateral require each series of the Fund to look to the counterparty to the transaction for determining diversification.

Because Credit Collateral is subject to credit and liquidity risks that U.S. Treasury and Government Agency securities are not, the amount of Credit Collateral posted in excess of the principal value of the repurchase agreement (compared with U.S. Treasury and Government Agency securities) is expected to be higher in the case of repurchase agreements secured with Credit Collateral.

Fixed income securities rated Baa/BBB or higher by Moody’s Investors Service, Inc, (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings (“Fitch”) are known as investment grade bonds. Investment grade and below investment grade fixed income securities involve degrees of credit risks, which relates to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed income securities rated Ba/BB or lower by Moody’s, S&P, and Fitch are regarded as below investment grade (i.e., “junk” bonds) and are considered speculative in terms of the issuer’s creditworthiness.